US Foods Holding Corp. 8-K

Exhibit 99.1

INVESTOR CONTACT:	MEDIA CONTACT:
Adam Dabrowski	Sara Matheu
(847) 720-1688	(847) 720-2392
Adam.Dabrowski@usfoods.com	Sara.Matheu@usfoods.com

US Foods Announces Dave Flitman as Chief Executive Officer

Flitman to Bring More Than 35 Years of Leadership, Food Distribution, Supply Chain and Commercial Experience to Build Upon US Foods’ Momentum

ROSEMONT, Ill. (BUSINESS WIRE) Nov. 28, 2022 – US Foods Holding Corp. (NYSE: USFD), one of the largest foodservice distributors in the United States, today announced that Dave Flitman will become Chief Executive Officer (CEO) effective Jan. 5, 2023. Flitman will also be a member of the US Foods Board of Directors (the “Board”).

Flitman brings to the company a wealth of global business leadership, executive management skills and extensive commercial distribution experience, along with significant expertise in operational excellence, supply chain, and general management with more than 35 years of experience in manufacturing and distribution across multiple industries, including food distribution.

“After a thoughtful and thorough search for the future leader of our great company, I am thrilled that Dave Flitman will join US Foods as Chief Executive Officer and a member of our talented Board,” said Bob Dutkowsky, Executive Chairman, US Foods. “Dave is a highly accomplished executive who brings an impressive combination of CEO, supply chain and commercial experience and a proven track record of driving operational excellence, profitable growth, shareholder returns and a people-centric, high-performing culture. On behalf of our Board, I am delighted to welcome Dave to the US Foods team.”

“This is a perfect time to join US Foods,” said Flitman. “It’s an honor and a privilege to lead US Foods into the future, alongside its talented 28,000 associates. I look forward to building on the current momentum the team has built in executing the company’s long-range plan, driving operational excellence, creating value for our customers and shareholders and fostering a culture where associates thrive.”

Since April 2021, Flitman has served as President and Chief Executive Officer of Builders FirstSource, the largest U.S. supplier of building products, prefabricated components and value-added services with annual revenues of approximately $23 billion. He was President and Chief Executive Officer at BMC Stock Holdings prior to the merger of the two companies. In these roles, he led his teams to consistently deliver industry-leading growth and profitability, exceed merger-related synergies in less than half the committed time and generate significant returns for shareholders.

Importantly, Flitman brings to the company significant knowledge and experience in the food distribution industry. From 2015 to 2018, he was President and Chief Executive Officer of Performance Foodservice, the largest segment of Performance Food Group, a U.S. foodservice distribution company.

Prior to that, he served as Chief Operating Officer and President, USA & Latin America at Univar; Senior Executive Vice President at Nalco; Executive Vice President and President, Water and Process Services at Ecolab and President at Allegheny Power. Flitman began his career at DuPont where he spent two decades in various operational, commercial and global business leadership positions.

In addition to his previous experience as a director of Builders FirstSource and BMC Stock Holdings, Flitman also has been a director since 2017 at Veritiv Corporation, a leading packaging distribution company, where he is currently a member of the Audit and Finance Committee and chair of the Compensation and Leadership Development Committee.

He earned a bachelor’s degree in chemical engineering from Purdue University.

With a permanent CEO in place, Bob Dutkowsky will become non-executive Chairman of the US Foods Board of Directors effective Jan. 5, 2023.

Andrew Iacobucci, Interim CEO, will continue to lead US Foods until Flitman joins the company.

“I want to thank Andrew for his steadfast leadership over the past several months and as we finish the year,” said Dutkowsky. “In his interim role, he drove strong progress in executing our long-range plan as demonstrated in our third-quarter 2022 results.”

About US Foods

With a promise to help its customers Make It, US Foods is one of America’s great food companies and a leading foodservice distributor, partnering with approximately 250,000 restaurants and foodservice operators to help their businesses succeed. With 70 broadline locations and more than 80 cash and carry stores, US Foods and its 28,000 associates provides its customers with a broad and innovative food offering and a comprehensive suite of e-commerce, technology and business solutions. US Foods is headquartered in Rosemont, Ill. Visit www.usfoods.com to learn more.

Forward-Looking Statements

Statements in this press release which are not historical in nature, including expectations related to our business and our long-range plan, are “forward-looking statements” within the meaning of the federal securities laws. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “outlook,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecast,” “mission,” “strive,” “more,” “goal,” or similar expressions (although not all forward-looking statements may contain such words) and are based upon various assumptions and our experience in the industry, as well as historical trends, current conditions, and expected future developments. However, you should understand that these statements are not guarantees of performance or results and there are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those expressed in the forward-looking statements, including, among others: economic factors affecting consumer confidence and discretionary spending and reducing the consumption of food prepared away from home; cost inflation/deflation and volatile commodity costs; increases in food and fuel costs; competition; reliance on third party suppliers and interruption of product supply or increases in product costs; changes in our relationships with customers and group purchasing organizations; our ability to increase or maintain the highest margin portions of our business; achievement of expected benefits from cost savings initiatives; changes in consumer eating habits; cost and pricing structures; the extent and duration of the negative impact of the COVID-19 pandemic on us; environmental, health and safety and other governmental regulation, including actions taken by national, state and local governments to contain the COVID-19 pandemic, such as travel restrictions or bans, social distancing requirements, and required closures of non-essential businesses; impairment charges for goodwill, indefinite-lived intangible assets or other long-lived assets; product recalls and product liability claims; our reputation in the industry; indebtedness and restrictions under agreements governing our indebtedness; interest rate increases; the replacement of London Interbank Offered Rate with an alternative reference rate; labor relations and increased labor costs and continued access to qualified and diverse labor; risks associated with intellectual property, including potential infringement; disruption of existing technologies and implementation of new technologies; cybersecurity incidents and other technology disruptions; effective integration of acquired businesses; changes in tax laws and regulations and resolution of tax disputes; costs and risks associated with current and changing government laws and regulations; adverse judgments or settlements resulting from litigation; extreme weather conditions, natural disasters and other catastrophic events, including pandemics and the rapid spread of contagious illnesses; and management of retirement benefits and pension obligations.

For a detailed discussion of these risks, uncertainties and other factors that could cause our results to differ materially from those anticipated or expressed in any forward-looking statements, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended Jan. 1, 2022, which was filed with the Securities and Exchange Commission (“SEC”) on Feb. 17, 2022. Additional risks and uncertainties are discussed from time to time in current, quarterly and annual reports filed by the Company with the SEC, which are available on the SEC’s website at www.sec.gov. Additionally, we operate in a highly competitive and rapidly changing environment; new risks and uncertainties may emerge from time to time, and it is not possible to predict all risks nor identify all uncertainties. The forward-looking statements contained in this press release speak only as of the date of this press release and are based on information and estimates available to us at this time. We undertake no obligation to update or revise any forward-looking statements, except as may be required by law.

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